UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2012

HALCÓN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana St., Suite 6700 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 28, 2012, Halcón Energy Properties, Inc. (“HEPI”), a wholly owned subsidiary of Halcón Resources Corporation (the “Company”), completed the previously disclosed acquisition of acreage in Eastern Ohio, prospective for the Utica/Point Pleasant formations. Pursuant to the terms of an Agreement of Sale and Purchase (the “Purchase Agreement”) dated May 8, 2012 between NCL Appalachian Partners, L.P. (“NCL”) and HEPI, the Company acquired a working interest in approximately 27,000 net acres for an adjusted purchase price of approximately $164 million in cash. The Company funded the acquisition with cash on hand. No oil or natural gas production or proved reserves are currently attributable to the acquired interests. The effective date of the transaction is June 1, 2012.

A copy of the Purchase Agreement is filed herewith as Exhibit 2.1 and incorporated herein by reference.

Item 8.01	Other Events.

Updated Unaudited Pro Forma Condensed Combined Financial Information

On June 29, 2012, the Company announced that it had priced a private offering of $750 million aggregate principal amount of its 9.75% senior notes due 2020, to be issued at 98.646% of par. As a result of this development, the Company has updated the unaudited pro forma condensed combined financial information previously provided by the Company in Exhibit 99.3 to the Form 8-K filed on June 25, 2012. The pro forma financial information gives effect to the Company’s pending acquisition of 20,628 net acres of oil and gas leasehold in East Texas (the “East Texas Assets”) and the Company’s pending merger with GeoResources, Inc. (“GeoResources”), and has been updated to include the actual pricing terms of the private offering of senior notes.

Attached as Exhibit 99.3 and incorporated herein by reference are the updated unaudited pro forma condensed combined balance sheet of Halcón Resources Corporation as of March 31, 2012, and the updated unaudited pro forma condensed combined statements of operations of Halcón Resources Corporation for the year ended December 31, 2011 and the three months ended March 31, 2012. These updated unaudited pro forma financial statements give effect to the Company’s pending merger with GeoResources and the probable acquisition of the East Texas Assets on the bases, and subject to the assumptions, set forth therein in accordance with Article 11 of Regulation S-X, and replace in their entirety the unaudited pro forma condensed combined financial information previously provided by the Company in Exhibit 99.3 to the Form 8-K filed on June 25, 2012.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects”, “believes”, “intends”, “anticipates”, “plans”, “estimates”, “potential”, “possible”, or “probable” or statements that certain actions, events or results “may”, “will”, “should”, or “could” be taken, occur or be achieved. The forward-looking statements include statements about future operations, capital expenditures and the anticipated timing for closing certain pending transactions. Forward-looking statements are based on current expectations and assumptions and analyses made by the Company’s management in light of their experience and their perception of historical trends, current conditions and expected future developments, as well as other factors they believe are appropriate under the circumstances. However, whether actual results and developments will conform with expectations is subject to a number of risks and uncertainties, including but not limited to: the possibility that the parties to the pending transactions may be unable to satisfy the conditions to closing of those transaction; that problems may arise in the integration of the businesses and properties acquired; that the transactions may involve unexpected costs; the risks of the oil and gas industry (for example, operational risks in exploring for, developing and producing crude oil and natural gas; risks and uncertainties involving geology of oil and gas deposits; the uncertainty of reserve estimates; the uncertainty of estimates and projections relating to future production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; health, safety and environmental risks and risks related to weather such as hurricanes and other natural disasters); uncertainties as to the availability and cost of financing; fluctuations in oil and gas prices; inability to timely integrate and realize expected value from acquisitions, inability of management to execute its plans to meet its goals, shortages of drilling equipment, oil field personnel and services, unavailability of gathering systems, pipelines and processing facilities and the possibility that government policies may change or governmental approvals may be delayed or withheld. The Company’s Securities and Exchange Commission filings discuss some of the important risk factors identified that may affect the Company’s business, results of operations, and financial condition. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

Additional Information About the GeoResources Transaction

Halcón and GeoResources have filed materials relating to the transaction with the SEC, including a registration statement of Halcón, which includes a prospectus of Halcón and a joint proxy statement of Halcón and GeoResources. The definitive joint proxy statement/prospectus were delivered to stockholders of Halcón and GeoResources on or about June 29, 2012. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT HALCÓN, GEORESOURCES AND THE PROPOSED TRANSACTION. Investors and security holders may obtain these documents free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed with the SEC by Halcón can be obtained free of charge from Halcón’s website at www.halconresources.com. The documents filed by GeoResources can be obtained free of charge from GeoResources’ website at www.georesourcesinc.com. Halcón, GeoResources and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Halcón and GeoResources in respect of the proposed transaction. Information regarding the persons who may be participants in the solicitation is set forth in the joint proxy statement/prospectus.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement of Sale and Purchase dated May 8, 2012 by and between NCL Appalachian Partners, L.P. and Halcón Energy Properties, Inc.

99.3	Pro forma condensed combined balance sheet of Halcón Resources Corporation as of March 31, 2012, and pro forma condensed combined statements of operations of Halcón Resources Corporation for the year ended December 31, 2011 and the three months ended March 31, 2012, giving effect to Halcón’s pending merger with GeoResources, Inc. and probable acquisition of the East Texas Assets.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALCÓN RESOURCES CORPORATION

July 2, 2012	By:	/s/ Mark J. Mize
	Name:	Mark J. Mize
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement of Sale and Purchase dated May 8, 2012 by and between NCL Appalachian Partners, L.P. and Halcón Energy Properties, Inc.

99.3	Pro forma condensed combined balance sheet of Halcón Resources Corporation as of March 31, 2012, and pro forma condensed combined statements of operations of Halcón Resources Corporation for the year ended December 31, 2011 and the three months ended March 31, 2012, giving effect to Halcón’s pending merger with GeoResources, Inc. and probable acquisition of the East Texas Assets.